UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2026

Vertex Pharmaceuticals Incorporated
(Exact name of registrant as specified in its charter)

Massachusetts	000-19319	04-3039129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
50 Northern Avenue
Boston, Massachusetts 02210
(Address of principal executive offices) (Zip Code)

(617) 341-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	VRTX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2026, Suketu Upadhyay informed the board of directors (the “Board”) of Vertex Pharmaceuticals Incorporated (the “Company”) of his decision not to stand for re-election as a director of the Company at the Company’s 2026 annual meeting of shareholders (the “2026 Annual Meeting”). Mr. Upadhyay has recently been named the forthcoming Chief Financial Officer of Incyte Corporation. Mr. Upadhyay will continue to serve on the Board until the time of the 2026 Annual Meeting. Mr. Upadhyay’s decision to depart from the Board was due to scheduling conflicts associated with his new role at Incyte Corporation and did not involve any disagreement with the Company on any matter relating to its operations, policies or practices.

The Board intends to reduce the size of the Board to ten members following the departure of Mr. Upadhyay.

Mr. Upadhyay had been included as a nominee of the Board in the Company’s definitive proxy statement and proxy card for the 2026 Annual Meeting. In light of his anticipated departure from the Board, Mr. Upadhyay is no longer standing for re-election to the Board at the 2026 Annual Meeting, and the Company’s proxy materials are hereby deemed amended to remove Mr. Upadhyay as a nominee for the 2026 Annual Meeting. The Company’s slate of nominees otherwise remains unchanged. Previously voted proxies remain valid, other than with respect to Mr. Upadhyay as he is no longer standing for re-election, and the Company’s shareholders eligible to vote at the 2026 Annual Meeting may continue to use their proxy cards to vote their shares as to the Board’s remaining nominees and the other matters being voted on at the 2026 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: April 29, 2026	/s/ Joy Liu
Joy Liu
Executive Vice President, Chief Legal Officer